OSK CAPITAL II CORPORATION
                          (A Development Stage Company)
                    INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2005
                  (Amounts Expressed in United States Dollars)

                           OSK CAPITAL II CORPORATION
                          (A Development Stage Company)
                    INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2005
                  (Amounts Expressed in United States Dollars)

                                TABLE OF CONTENTS

Interim Consolidated Balance Sheet                                         1 - 2

Interim Consolidated Statements of Operations and Deficit                      3

Interim Consolidated Statements of Cash Flows                                  4

Interim Consolidated Statements of Changes in Stockholder Deficiency           5

Notes to Consolidated Financial Statements                                     6

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Interim Consolidated Balance Sheet
As at June 30, 2005
(Amounts expressed in United States Dollars)                              Page 1
--------------------------------------------------------------------------------

                                    June 30,     September 30
                                      2005           2004
                                  (Unaudited)
                                 ------------    ------------

Assets

Current
     Cash                        $         --    $         --
     Accounts receivable               49,635           6,260
     Sales tax receivable               7,963              --
     Inventory                        102,490          25,134
                                 ------------    ------------

                                      160,088          31,394

Capital assets                         95,442              --
                                 ------------    ------------

                                 $    255,530    $     31,394
                                 ============    ============

Approved on behalf of the board:

                                             Director
--------------------------------------------

                                             Director
--------------------------------------------

The accompanying notes are an integral part of these interim consolidated financial statements.

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Interim Consolidated Balance Sheet
As at June 30, 2005
(Amounts expressed in United States Dollars)                              Page 2
--------------------------------------------------------------------------------

                                                        June 30,        September 30
                                                          2005              2004
                                                      (Unaudited)
                                                      ------------      ------------
Liabilities

Current
     Bank indebtedness                                $      3,683      $         --
     Accounts payable                                       42,852            30,846
     Loans payable                                          50,291            29,998
     Loan payable - parent company                         309,998                --
     Debentures payable                                    289,325                --
                                                      ------------      ------------

                                                           696,149            60,844
                                                      ------------      ------------

Stockholders' Deficiency

Capital stock (note 3)                                      30,426                79

Comprehensive income (loss)                                (19,266)            1,691

Deficit                                                   (451,779)          (31,220)
                                                      ------------      ------------

Total stockholders' deficit                               (440,619)          (29,450)
                                                      ------------      ------------

Total liabilities and stockholders' deficiency        $    255,530      $     31,394
                                                      ============      ============

The accompanying notes are an integral part of these interim consolidated financial statements.

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Interim Consolidated Statement of Operations
For the Three Months and Nine Months Period Ended
June 30, 2005 and From Inception
(Amounts Expressed in United States Dollars)                              Page 3
--------------------------------------------------------------------------------

                                                                                                                         March 2,
                                                                                                                           1999
                                                                                                                       (Inception)
                                                                                                                            to
                                               Three Months June 30,                 Nine Months June 30,                June 30,
                                         ---------------------------------     ---------------------------------     --------------
                                              2005               2004               2005               2004                2005
                                         --------------     --------------     --------------     --------------     --------------
Sales                                    $       82,416     $           --     $      160,775     $           --     $      164,993
                                         --------------     --------------     --------------     --------------     --------------

Cost of sales

     Inventory, beginning of period             116,235                 --             30,814                 --             30,814
     Purchases                                   32,154                 --            170,210                 --            205,891
                                         --------------     --------------     --------------     --------------     --------------

                                                                        --            201,024                 --            236,705
     Inventory, end of year                     102,490                 --            102,490                 --            134,215
                                         --------------     --------------     --------------     --------------     --------------

                                                 45,899                 --             98,534                 --            102,490
                                         --------------     --------------     --------------     --------------     --------------

Gross profit                                     36,517                 --             62,241                 --             62,503
                                         --------------     --------------     --------------     --------------     --------------

Operating expenses
     Sales and promotion                         59,164                 --            183,333                 --            183,333
     Professional and consulting fees            26,207                 --            132,293                 --            246,564
     Telecommunication and network
     costs                                      (10,773)                --             55,623                 --             59,390
     Salaries and wage levies                    14,613                 --             40,616                 --             40,616
     Interest on long term debt                   6,602                 --              8,776                 --              8,776
     Delivery and transport                       1,796                 --             12,022                 --             12,022
     Telephone                                      410                 --              3,107                 --              3,107
     Interest and service charges                   730                 --              2,881                 --              2,881
     Office and general                           5,470                 --             15,884                 --             15,884
     Amortization                                 9,468                 --             28,265                 --             28,265
                                         --------------     --------------     --------------     --------------     --------------

                                                113,687                 --            482,800                 --            600,838
                                         --------------     --------------     --------------     --------------     --------------

Net loss                                 $      (77,170)    $           --     $     (420,559)    $           --     $      538,335
                                         ==============     ==============     ==============     ==============     ==============

Net earnings (loss) per share            $        (0.03)    $        (0.00)    $        (0.17)    $        (0.00)    $        (0.21)
                                         ==============     ==============     ==============     ==============     ==============

Weighted average number
 of shares outstanding                        2,500,767                 --          2,500,767                 --          2,500,767
                                         ==============     ==============     ==============     ==============     ==============

The accompanying notes are an integral part of these interim consolidated financial statements.

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Interim Consolidated Statement of Cash Flows
For the Three Months and Nine Months Period Ended
June 30, 2005 and From Inception
(Amounts Expressed in United States Dollars)                              Page 4
--------------------------------------------------------------------------------

                                                                                                     March 2,
                                                                                                       1999
                                                             Three Months       Nine Months       (Inception) to
                                                                 June               June             June 30,
                                                                 2005               2005               2005
                                                            --------------     --------------     --------------
Operating activities

     Net earnings (loss)                                    $      (77,170)    $     (420,559)    $     (420,559)
     Add: Amortization                                               9,468             28,265             28,265

         Increase (decrease) in accounts receivable                (14,370)           (43,379)           (43,379)
         Increase in sales tax                                      (1,090)            (7,963)            (7,963)
         Increase (decrease) in inventory                           18,746            (77,356)           (77,356)
         Increase in accounts payable                                3,794             12,006             12,006
                                                            --------------     --------------     --------------

Net cash used in operating activities                              (60,622)          (537,251)          (537,251)
                                                            --------------     --------------     --------------

Investing activities

     Variation in assets                                            20,729            (86,048)           (86,048)
                                                            --------------     --------------     --------------

     Net cash provided by investing activities                      20,729            (86,048)           (86,048)
                                                            --------------     --------------     --------------

Financing activities

     Variation in bank indebtedness                                  3,683              3,683              3,683
     Increase in loan payable                                       20,822             20,293             20,293
     Variation in loan from parent company                        (126,619)           309,998            309,998
     Increase in debentures payable                                142,007            289,325            289,325
                                                            --------------     --------------     --------------

                                                                    39,893            623,299            623,299
                                                            --------------     --------------     --------------

Net increase (decrease)                                                 --                 --                 --

Cash and cash equivalents beginning of year                             --                 --                 --
                                                            --------------     --------------     --------------

Cash and cash equivalents end of year                       $           --     $           --     $           --
                                                            ==============     ==============     ==============

The accompanying notes are an integral part of these interim consolidated financial statements.

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Interim Consolidated Statement of Stockholders' Deficiency
As at June 30, 2005
(Amounts Expressed in United States Dollars)                              Page 5
--------------------------------------------------------------------------------

                                              Common Stock                                                         Total
                                    --------------------------------                                          --------------
                                                                                               Deficit
                                                                                             Accumulated
                                                                         Additional          During the
                                                                           Paid in           Development       Stockholders'
                                        Shares            Amount           Capital              Stage           Deficiency
                                    --------------    --------------    --------------     --------------     --------------
  At August 27, 2004                            --    $           --    $           --     $           --                 --
  Issue of stock for cash                      100                79                --                 --                 --
  Net loss for the year 2004                    --                --                --            (31,220)           (31,220)
                                    --------------    --------------    --------------     --------------     --------------

  Balance, September 30, 2004                  100                79                --            (31,220)           (31,220)

  Recapitalization pursuant to
  reverse acquisition                   30,425,900            30,347                --                 --                 --

  Net loss for the nine months
  ended June 30, 2005                           --                --                --           (420,559)          (420,559)
                                    --------------    --------------    --------------     --------------     --------------

                                        30,426,000    $       30,426    $           --     $     (451,779)    $     (451,779)
                                    ==============    ==============    ==============     ==============     ==============

The accompanying notes are an integral part of these interim consolidated financial statements.

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Notes to Interim Consolidated Financial Statements
June 30, 2005
(Amounts Expressed in United States Dollars)                              Page 6
--------------------------------------------------------------------------------

1.    Basis of consolidation

      The consolidated financial statements include accounts of OSK Capital II Corporation and its wholly owned subsidiary Teliphone Inc. for the nine month period ended June 30, 2005.

2.    Interim reporting

      While the information presented in the accompanying consolidated interim three months financial statements is unaudited, it includes all adjustments, which are in the opinion of management necessary to present fairly the consolidated financial position, results of operations for the interim consolidated periods presented. All adjustments are normal recurring nature. It is suggested that these Interim consolidated financial statements be read in conjunction with the company's September 30, 2004 annual financial statements.

3.    Capital stock

      Authorized

      The Company is authorized to issue 125,000,000 shares of common stock at $0.001 par value. As at September 30, 2004, 3,416,000 shares were issued and outstanding.

      On July 29, 2004, the company amended its certificate of incorporation to increase the number of authorized shares of common stock from 25,000,000 to 125,000,000.

      There are no warrants or options outstanding to issue any additional shares of common stock.

      During the period the company entered into a share purchase agreement to acquire all of the outstanding shares of Teliphone Inc. through the issuance of 30,425,900 common shares of its share capital with a stated par value of $0.001.